UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 16, 2006

CURON MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31519	77-0470324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46117 Landing Parkway

Fremont, California 94538

(Address of principal executive offices, including zip code)

(510) 661-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

(a) On March 16, 2006 (the “Effective Date”), Curon Medical, Inc. (the “Company”), a Delaware corporation, entered into an assignment and license agreement (the “Agreement”) with BÂRRX Medical, Inc. of Sunnyvale, California (“BÂRRX”). Pursuant to the terms of this Agreement, the Company has granted BÂRRX an assignment of United States Patent No. 6,872,206 and a worldwide, exclusive license of certain patents pertaining to methods and/or apparatuses, including ablation devices, sizing balloons and generators, for the treatment of Barrett’s Esophagus disease. For this assignment and license, BÂRRX has paid the Company $2.0 million in cash and a $1.0 million note payable by December 31, 2006.

The foregoing description is qualified in its entirety by the Agreement attached hereto.

Item 2.01. Completion of Acquisition or Disposition of Assets

The discussion in Item 1.01 of this Form 8-K is incorporated into this Item 2.01 by reference.

Item 8.01. Other Events

(a) As previously disclosed in a Form 8-K filed on February 13, 2006, the Nasdaq Listing Qualifications Department (“Qualifications Department”) notified the Company on February 7, 2006 that it was not in compliance with the requirements of Nasdaq Marketplace Rule 4310(c)(2)(B) (the “Rule”) and was subject to delisting from The Nasdaq Capital Market. On March 14, 2006, based on the Company’s submission of materials anticipating the closing of the Agreement, the Qualifications Department granted the Company an extension of time to regain compliance with the Rule.

Following the successful closing of the Agreement, the Company issued a press release (“Press Release”) on March 21, 2006, announcing that the Company believes it has regained compliance with the Rule, and that the Qualifications Department will continue to monitor the Company’s ongoing compliance with the stockholders’ equity requirement and, if at the time of its next periodic report the Company does not evidence compliance, that it may be subject to delisting. The Press Release is attached hereto as an exhibit and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Assignment and License Agreement dated as of March 16, 2006 by and between the Company and BÂRRX Medical, Inc.

99.1	Press release dated March 21, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURON MEDICAL, INC.

By:	/s/ Alistair F. McLaren
Alistair F. McLaren
Vice President, Finance and Administration and Chief Financial Officer

Date: March 22, 2006

EXHIBIT INDEX

Exhibit No.	Description
10.1	Assignment and License Agreement dated as of March 16, 2006 by and between the Company and BÂRRX Medical, Inc.

99.1	Press release dated March 21, 2006